SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2003

VL DISSOLUTION CORPORATION

(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation)

0-23866 (Commission File No.)	06-0678347 (IRS Employer Identification No.)

1625 Broadway
Suite 990
Denver, Colorado 80202
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 592-5700

Item 5. Other Events.
Item 7. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-99.1 Letter to Shareholders
EX-99.2 Press Release

Item 5. Other Events.

     On September 23, 2003 VL Dissolution Corporation (the “Registrant”) distributed a letter to its shareholders of record, attached as Exhibit 99.1 to this report on Form 8-K, providing an update on the Registrant’s activities. The letter was also posted on the Company’s website.

     The Registrant subsequently issued a press release, attached as Exhibit 99.2 to this report on Form 8-K, on October 3, 2003 announcing that the Registrant’s board of directors has authorized the initial distribution to its shareholders out of the proceeds of the sale of substantially all of its assets to Sirenza Microdevices, Inc. The distribution is expected to be completed by the end of October 2003. Once the exact date for the distribution is known, the Registrant will provide that information to its shareholders. The ex-dividend date for this distribution will be one business days after the date of such distribution.

     As of October 9, 2003 the Registrant’s trading symbol was changed from VARLE to VLDSE.

Item 7. Financial Statements and Exhibits

(a)	None

(b)	None

(c)	Exhibits

99.1	Letter to Shareholders, dated September 23, 2003

99.2	Press Release, dated October 3, 2003

1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VL Dissolution Corporation

	By:	/s/ David Corsaut

Cloyses Partners, Interim Manager

Dated: October 9, 2003

2.

INDEX TO EXHIBITS

99.1	Letter to Shareholders, dated September 23, 2003.

99.2	Press Release, dated October 9, 2003.

3.